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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

TUPPERWARE BRANDS CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COMPANY #

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 13, 2009

1:00 p.m.

HYATT REGENCY ORLANDO INTERNATIONAL AIRPORT

9300 Airport Boulevard

Orlando, Florida 32827

Information regarding attending the Tupperware Brands Corporation 2009 Annual Meeting is available in the proxy statement, which can be reviewed at www.ematerials.com/tup.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 13, 2009.

Notice is hereby given that the Annual Meeting of Shareholders of Tupperware Brands Corporation will be held at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 on Wednesday, May 13, 2009.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report on Form 10-K are available at www.ematerials.com/tup

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice as early as possible, but not later than April 30, 2009 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that your vote FOR the following proposals:

1.	Election of Directors
2.	Ratify the Appointment of the Independent Registered Public Accounting Firm

The Board of Directors recommends that you vote AGAINST the following proposal:

3.	Shareholder Proposal Regarding Advisory Vote on Executive Compensation

You may immediately vote your proxy on the Internet at: www.eproxy.com/tup

—	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 1:00 p.m. ET on May 12, 2009.

—	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/tup. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “TUP Materials Request” in the subject line. The email must include:
—	The 3-digit company # and the 11-digit control # located in the box in the upper right-hand corner of this notice.
—	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
—	If you choose email delivery you must include the email address.
—	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.